                        ANNUAL REPORT DECEMBER 31, 1998


                                  OPPENHEIMER

                                   BOND FUND
                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 An Interview
   with Your Fund's
   Managers

 9 Fund Performance

13 Financial
   Statements

45 Independent
   Auditors' Report

46 Federal Income
   Tax Information

47 Officers and
   Trustees

48 Information and
   Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- ALTHOUGH THE FUND'S PERFORMANCE OVER THE FISCAL YEAR was hurt by declines in most bond sectors, our holdings of U.S. Treasury securities helped cushion the Fund's return.

- WHEN BOND PRICES BEGAN TO SLIDE, we avoided overreacting to market volatility, looking instead for prudent opportunities to reallocate some of the Fund's resources.

- WE GRADUALLY INCREASED THE PORTFOLIO'S AVERAGE DURATION to take advantage of falling interest rates.

AVG ANNUAL TOTAL RETURNS

For the 1-Year Period
Ended 12/31/98

CLASS A

Without           With
Sales Chg.(1)     Sales Chg.(2)
-------------------------------
5.61%             0.59%
===============================


CLASS B

Without           With
Sales Chg.(1)     Sales Chg.(2)
-------------------------------
4.81%             -0.14%
===============================


CLASS C

Without           With
Sales Chg.(1)     Sales Chg.(2)
-------------------------------
4.81%             3.82%
===============================


CUMULATIVE TOTAL RETURN

For the Period from
4/27/98 to 12/31/98

CLASS Y

Without           With
Sales Chg.(1)     Sales Chg.(2)
-------------------------------
4.40%             4.40%
===============================


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5% (1-year). Class C return for the one-year result includes the contingent deferred sales charge of 1%. Class Y shares were first publicly offered on 4/27/98 and are offered only to certain institutional investors under special agreements with the Distributor. Class Y return is not annualized. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                            2 Oppenheimer Bond Fund

[PHOTO]
JAMES C. SWAIN
Chairman
Oppenheimer
Bond Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Bond Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

   Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

   As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

   Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

/s/ JAMES C. SWAIN      /s/ BRIDGET A. MACASKILL

James C. Swain          Bridget A. Macaskill
January 25, 1999

                            3 Oppenheimer Bond Fund

"...WE EXTENDED THE PORTFOLIO'S DURATION throughout the period, which enabled us to benefit from the Fed's rate cuts and the resulting lower interest rates."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE PAST ONE-YEAR PERIOD?

During one of the most challenging and volatile periods in the history of the fixed income markets, Oppenheimer Bond Fund provided positive performance for the one-year period that ended December 31, 1998.

WHAT MADE THIS SUCH A CHALLENGING PERIOD?

The Fund's performance was affected by a combination of domestic and global economic forces. During the first half of the year, positive domestic economic conditions provided a generally favorable environment for the Fund's investments. Economic growth in the United States was strong, while inflation remained near historically low levels. Corporate bonds of all types performed especially well because of strong corporate earnings growth. U.S. government securities provided slightly lower returns.

    However, during the second half of the year, widespread economic difficulties in emerging markets throughout the world sparked fears of a global economic slowdown. Signs began to appear that U.S. corporate profit growth was suffering as a result of weakening global demand for a wide range of products. As investors grew increasingly concerned about the impact of these developments on the U.S. economy, they became reluctant to invest in corporate debt securities of any kind. Instead, they turned for shelter to the relative safety of U.S. Treasury instruments.


                            4 Oppenheimer Bond Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
David Negri
John Kowalik(1)

These trends culminated in the remarkable events of October. With investors throughout the world seeking safe, high-quality securities, and with shrinking demand for other debt instruments, Treasuries began to perform much more strongly than other types of bonds. The difference between the relative yield of Treasuries versus all other types of bonds widened to extreme levels. High yield corporate bonds, which had been the top-performing sector during the first half of the year, were hit especially hard. Performance of corporate investment grade securities, as well as commercial and government mortgage-backed securities also suffered relative to Treasuries.

    Then, in mid-October, the Federal Reserve Board (the Fed) stepped in with a surprise cut in government lending rates. By signaling the Fed's willingness to act decisively in attempting to avoid a recession in the United States, the move bolstered investor confidence. As a result, the various bond sectors in which the Fund invests began to return to their historic relationships to Treasuries.


1. John Kowalik became a Portfolio Manager of the Fund on 7/1/98.

                            5 Oppenheimer Bond Fund

STANDARDIZED YIELDS(2)
For the 30 Days Ended 12/31/98
------------------------------
CLASS A                  5.84%
------------------------------
CLASS B                  5.37
------------------------------
CLASS C                  5.37
------------------------------
CLASS Y                  6.72
------------------------------


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE EVENTS?

These economic events offered both challenges and opportunities to the Fund. During the first half of the year, we made some modest changes to our allocations to increase our holdings of higher yielding securities. Specifically, we increased our holdings of high yield bonds and commercial mortgage-backed securities while decreasing our holdings of mortgage-backed securities issued by U.S. government agencies.

    As the non-U.S. Treasury bond markets began to slide during the second half of the year, we adhered to our disciplined approach to investing and avoided overreacting to the market's volatility. By maintaining our vigilance and keeping transaction costs to a minimum, we prepared the Fund to participate in the corporate bond rally that followed the Fed's October rate cut. As the rally took shape, we shifted some of the Fund's resources out of Treasuries and cash, and added to our investment grade corporate holdings in the financial and industrial sectors. We also increased our holdings of mortgage-backed securities.


2. Standardized yield is based on net investment income for the 30-day period ended December 31, 1998. Falling share prices will tend to artificially raise yields.

                            6 Oppenheimer Bond Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 12/31/98(3)

CLASS A

1 year      5 year     10 year
-------------------------------
0.59%       5.48%      7.81%
-------------------------------

CLASS B
                     Since
1 year      5 year   Inception
-------------------------------
-0.14%      5.41%      5.56%
-------------------------------

CLASS C
                     Since
1 year      5 year   Inception
-------------------------------
3.82%       N/A        6.32%
-------------------------------


CUMULATIVE TOTAL RETURN

For the Period from
4/27/98 to 12/31/98(3)

                       Since
                       Inception
--------------------------------
CLASS Y                   4.40%
--------------------------------


DID YOU EMPLOY ANY OTHER STRATEGIES TO ENHANCE THE FUND'S PERFORMANCE?

Yes, another strategy we employed was to slightly increase the Fund's average duration throughout the year. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the higher the returns investors are likely to receive when interest rates fall. In anticipation of continued low inflation, we extended the portfolio's duration throughout the period, which enabled us to benefit from the Fed's rate cuts and the resulting lower interest rates.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

Looking forward, we expect U.S. corporate earnings to continue growing and inflation to remain low, providing a generally favorable environment for bonds in the United States. Although spreads between Treasuries and the other bond sectors in which the Fund invests have narrowed since mid-October, they remain relatively wide by historical measures. Therefore, we see additional opportunities to take advantage of attractive bond prices in the corporate and commercial sectors.


3. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 4/15/88. The Fund's maximum sales charge for Class A shares was lower prior to 3/29/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 7/11/95. Class Y shares were first publicly offered on 4/27/98 and are offered only to certain institutional investors under special agreements with the Distributor. Class Y performance is not annualized. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                            7 Oppenheimer Bond Fund

CREDIT ALLOCATION(4)

[PIE CHART]

Treasury/Agency       29.5%
AAA/AA                12.2
A/BBB                 43.4
BB/B                  14.2
CCC/C                  0.7

Of course, we will continue to monitor the U.S. economy and bond market carefully. We remain dedicated to our strict discipline of investing to deliver solid income potential from a broadly diversified portfolio of quality securities. That's what makes Oppenheimer Bond Fund part of The Right Way to Invest.


CORPORATE BONDS & NOTES--TOP 10 SECTORS(5)

Financial                                   11.9%
-------------------------------------------------
Transportation                               6.0
-------------------------------------------------
Utility                                      5.6
-------------------------------------------------
Energy                                       4.0
-------------------------------------------------
Service                                      4.0
-------------------------------------------------
Gaming/Leisure                               2.4
-------------------------------------------------
Aerospace/Defense                            2.2
-------------------------------------------------
Information Technology                       2.1
-------------------------------------------------
Chemicals                                    1.8
-------------------------------------------------
Media/Entertainment: Telecommunications      1.6
-------------------------------------------------

TOP 5 HOLDINGS BY ISSUER(5)
-------------------------------------------------
Government National Mortgage Assn.          12.1%
-------------------------------------------------
Federal National Mortgage Assn.             11.6
-------------------------------------------------
Federal Home Loan Mortgage Corp.             4.5
-------------------------------------------------
Repurchase Agreement                         4.0
-------------------------------------------------
U.S. Treasury                                3.2
-------------------------------------------------

4. Pie chart is based on total market value of investments as of December 31, 1998, and is subject to change. Average credit quality and ratings allocations include rated securities and those not rated by a national rating organization (currently 4.7% of total investments) but to which ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. Under normal market conditions, the Fund invests at least 65% of its assets in investment grade securities. Securities rated below investment grade (up to 35% of Fund's assets) carry a greater risk of default. While the Fund has generally invested under 10% of its assets in foreign securities, which are subject to exchange rate and political uncertainties, it is not restricted to any amount by prospectus.

5. Portfolio is subject to change. Percentages are as of December 31, 1998, and are based on net assets.

                            8 Oppenheimer Bond Fund

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended December 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

     - MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the past fiscal year that ended December 31, 1998, Oppenheimer Bond Fund delivered positive performance despite a high degree of volatility among the various bond sectors. This volatility arose from uncertainties regarding the impact of the emerging market financial crisis on U.S. corporate earnings growth. The Fund's return to investors was boosted by the relatively strong performance of our U.S. Treasury securities during the months leading up to mid-October. After the Fed's surprise rate cut in mid-October, we took advantage of strengthening investor confidence by shifting some assets from Treasuries and cash to corporate and commercial securities that had become relatively inexpensive. We also increased the Fund's duration throughout the period. The Fund's portfolio holdings, allocations and management strategies are subject to change.

     - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of the Fund held until December 31, 1998. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on May 3, 1993. In the case of Class C shares, performance is measured from the inception of the class on July 11, 1995. In the case of Class Y shares, performance is measured from the inception of the class on April 27, 1998. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of Lehman Brothers Corporate Bond Index, a broadly-based unmanaged index of publicly-issued non-convertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                            9 Oppenheimer Bond Fund

FUND PERFORMANCE

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Bond Fund (Class A) and Lehman Brothers Corporate Bond Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer        Lehman
12/31/88            9,525            10,000
12/31/89           10,602            11,409
12/31/90           11,104            12,213
12/31/91           13,135            14,474
12/31/92           14,025            15,732
12/31/93           15,469            17,644
12/31/94           14,871            16,950
12/31/95           17,389            20,721
12/31/96           18,236            21,402
12/31/97           20,083            23,592
12/31/98           21,209            25,615

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 12/31/98(1)

1 Year 0.59%            5 Year 5.48%            10 Year 7.81%


CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Bond Fund (Class B) and Lehman Brothers Corporate Bond Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer        Lehman
5.3.93             10,000           10,000
12.31.93           10,353           10,596
12.31.94            9,885           10,179
12.31.95           11,471           12,443
12.31.96           11,929           12,852
12.31.97           13,051           14,167
12.31.98           13,581           15,382

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 12/31/98(2)

1 Year -0.14%           5 Year 5.41%            10 Year 5.56%



The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Corporate Bond Index begins on 12/31/88 for Class A, 4/30/93 for Class B, 6/30/95 for Class C and 4/30/98 for Class Y.

1. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable 5% (1-year) and 1% (since inception) contingent deferred sales charges. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.


                            10 Oppenheimer Bond Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Bond Fund (Class C) and Lehman Brothers Corporate Bond Index

[The following table was originally a line graph in the printed materials.]

             Oppenheimer        Lehman
7.11.95         10,000           10,000
12.31.95        10,376           10,742
12.31.96        10,792           11,095
12.31.97        11,805           12,230
12.31.98        12,373           13,279

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 12/31/98(3)

1 Year 3.82%            Life 6.32%

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Bond Fund (Class Y) and Lehman Brothers Corporate Bond Index

[The following table was originally a line graph in the printed materials.]

             Oppenheimer        Lehman
4.27.98         10,000           10,000
12.31.98        10,441           10,627

CUMULATIVE TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 12/31/98(4)

Life 4.40%


3. Class C shares of the Fund were first publicly offered on 7/11/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

4. Class Y shares of the Fund were first publicly offered on 4/27/98, and are offered only to certain institutional investors under special agreements with the Distributor. Class Y performance is not annualized.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

                            11 Oppenheimer Bond Fund

FINANCIALS

                           12  Oppenheimer Bond Fund

STATEMENT OF INVESTMENTS December 31, 1998


                                                                       FACE         MARKET VALUE
                                                                       AMOUNT(1)    SEE NOTE 1
=================================================================================================
ASSET-BACKED SECURITIES--0.6%
-------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1998-C1, Cl. F, 6%, 5/17/40(2)                   $2,500,000      $1,685,157
-------------------------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, Asset-Backed
Certificates, Series 1997-1, Cl. A, 6.25%, 8/25/05                       125,000         127,695
-------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts.,
Series 1997-2, Cl. A, 6.752%, 6/25/07(2)                                 175,000         175,820
-------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts.:
Series 1996-A, Cl. A-4, 5.85%, 7/15/01                                    97,569          97,524
Series 1997-A, Cl. A-5, 6.80%, 2/15/05                                   150,000         152,250
                                                                                       ---------
Total Asset-Backed Securities (Cost $2,565,556)                                        2,238,446

=================================================================================================
MORTGAGE-BACKED OBLIGATIONS--43.6%
-------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--28.2%
-------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--16.1%
Federal Home Loan Mortgage Corp., Certificates of Participation:
9%, 3/1/17                                                               317,939         338,390
Series 17-039, 13.50%, 11/1/10                                            34,012          39,768
Series 17-094, 12.50%, 4/1/14                                             19,704          22,784
-------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg
Obligations, Gtd. Multiclass Mtg. Participation Certificates:
Series 1343, Cl. LA, 8%, 8/15/22                                       1,600,000       1,719,008
Series 151, Cl. F, 9%, 5/15/21                                           866,526         912,825
Series 1711, Cl. EA, 7%, 3/15/24                                         200,000         204,562
Series 1712, Cl. B, 6%, 3/15/09                                        1,000,000         995,930
Series 1714, Cl. M, 7%, 8/15/23                                        1,000,000       1,019,060
-------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg
Participation Certificates:
6%, 3/1/09                                                               249,375         250,976
Series 1460, Cl. H, 7%, 5/15/07                                        1,500,000       1,520,625
Series 1843, Cl. VB, 7%, 4/15/03                                          85,000          86,806
Series 1849, Cl. VA, 6%, 12/15/10                                        195,514         197,225
Series G056, Cl. H, 9%, 7/20/24                                        2,493,000       2,679,196
-------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg
Investment Conduit Pass-Through Certificates:
Series 1914, Cl. G, 6.50%, 2/15/24                                     3,000,000       3,036,540
Series 2054, Cl. TE, 6.25%, 4/15/24                                      850,000         858,228
-------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 1583, Cl. IC, 0.312%, 1/15/20(3)                                  433,807          42,567
Series 1661, Cl. PK, 15.01%, 11/15/06(3)                                 455,645          29,332
Series 197, Cl. IO, 12.103%, 4/1/28(3)                                 8,297,692       2,157,400


                           13  Oppenheimer Bond Fund



                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED (CONTINUED)
Federal National Mortgage Assn.:
6%, 12/1/03                                                          $   162,688      $   163,203
6.50%, 4/1/26-11/1/28                                                  4,381,601        4,411,667
6.50%, 1/25/28(4)                                                      8,500,000        8,557,120
7%, 1/25/28(4)                                                         8,000,000        8,161,280
7%, 4/1/00-11/1/25                                                       795,613          811,364
7.50%, 2/1/08-3/1/08                                                     438,455          451,167
11%, 7/1/16                                                            3,242,413        3,712,564
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                        540,000          566,325
Trust 1993-181, Cl. C, 5.40%, 10/25/02                                     5,057            5,038
Trust 1993-190, Cl. Z, 5.85%, 7/25/08                                    153,137          152,850
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Mtg. Pass-Through
Certificates, 8%, 8/1/17                                                 292,656          300,257
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1991-170, Cl. E, 8%, 12/25/06                                    2,186,008        2,260,464
Trust 1992-162, Cl. C, 7%, 10/25/21                                    8,400,000        8,583,708
Trust 1995-4, Cl. PC, 8%, 5/25/25                                        869,210          940,642
Trust 1997-25, Cl. B, 7%, 12/18/22                                       510,000          517,808
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security:
Trust 277-C1, 36.333%, 4/1/27(5)                                         243,354          213,772
Trust 294, Cl. 1, 10.749%, 2/1/28(5)                                   1,694,264        1,440,125
                                                                                       ----------
                                                                                       57,360,576
-------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--12.1%
Government National Mortgage Assn.:
6%, 7/20/27                                                              179,727          181,945
6.50%, 9/15/24                                                         7,814,056        7,902,746
7%, 7/15/09-8/15/28                                                    5,992,611        6,129,286
7%, 1/1/28(4)                                                          8,000,000        8,185,040
7.50%, 1/15/28-9/15/28                                                13,720,355       14,157,276
8%, 6/15/05-8/15/28                                                    4,812,670        4,999,816
9%, 2/15/09-6/15/09                                                      350,604          375,347
10%, 11/15/09                                                            172,729          189,813
10.50%, 12/15/17-5/15/21                                                 218,905          239,909
11%, 10/20/19                                                            595,709          678,364
12%, 1/15/99-5/15/14                                                         907            1,018
13%, 12/15/14                                                             26,874           30,897
                                                                                       ----------
                                                                                       43,071,457

                           14  Oppenheimer Bond Fund


                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
PRIVATE--15.4%
-------------------------------------------------------------------------------------------------
COMMERCIAL--11.0%
AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg
Pass-Through Certificates, Series 1997-C1, Cl. G, 7%, 6/17/29(2)     $   150,000       $  119,766
-------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through
 Certificates:
Series 1996-D3, Cl. A5, 8.142%, 10/13/26(6)                              800,000          813,250
Series 1996-MD6, Cl. A5, 7.164%, 11/13/26(6)                           2,000,000        2,045,000
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(6)                               333,000          267,024
Series 1997-D4, Cl. B2, 7.525%, 4/14/29                                  333,000          258,179
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(6)                               334,000          235,783
Series 1997-D5, Cl. A6, 7.185%, 2/14/41(6)                             1,500,000        1,373,203
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                 2,000,000        1,505,937
-------------------------------------------------------------------------------------------------
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed
Security, Series 1997-D5, Cl. PS1, 8.185%, 2/14/41(3)                  6,165,761          596,345
-------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only
Corporate-Backed Pass-Through Certificates,
Series 1997-CTL1, 9.55%, 6/22/24(2)(3)                                13,286,717          547,413
-------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 7.76%, 12/25/03(2)(6)                             250,000          232,969
-------------------------------------------------------------------------------------------------
CMC Securities Corp. I, Collateralized Mtg. Obligations,
Series 1993-D, Cl. D-3, 10%, 7/25/23                                     294,615          297,654
-------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only
Stripped Mtg.-Backed Security, Series 1996-C1,
Cl. X-2, 26.592%, 12/25/20(2)(3)                                      18,624,900          384,139
-------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Series 1994-C1, Cl. 2-D, 8.70%, 9/25/25                                1,000,000        1,020,000
Series 1994-C1, Cl. 2-E, 8.70%, 9/25/25                                1,000,000          996,250
-------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage
Trust, Commercial Mtg. Pass-Through Certificates,
Series 1998-C2, Cl. E, 6.778%, 5/18/13                                 2,000,000        1,731,250
-------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security,
Series 1997-C1, 10.019%, 4/18/27(3)                                   16,359,075        1,136,189
-------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized
Mtg. Obligations:
Series 1997-C2, Cl. D, 7.192%, 1/15/08                                 1,500,000        1,486,875
Series 1997-C2, Cl. F, 6.75%, 4/16/29                                  1,000,000          680,937
Series 1998-C1, Cl. E, 7.086%, 3/15/11(6)                              1,500,000        1,508,906
-------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg
Pass-Through Certificates:
Series 1997-CL1, Cl. F, 7.154%, 7/13/30(6)                             1,000,000        1,007,187
Series 1997-CL1, Cl. F, 7.624%, 7/13/30(6)                             1,000,000          936,250
-------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg
Pass-Through Certificates:
Series 1996-C1, Cl. D, 7.42%, 4/25/28                                  1,500,000        1,535,625
Series 1997-C2, Cl. D, 7.072%, 12/10/29(6)                             1,000,000          969,375


                           15  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
COMMERCIAL (CONTINUED)
Morgan Stanley Capital I, Inc., Commercial Mtg
Pass-Through Certificates:
Series 1996-C1, Cl. D-1, 7.436%, 2/15/28(2)(6)                       $ 1,000,000      $ 1,028,125
Series 1996-C1, Cl. E, 7.436%, 3/15/06(2)(6)                           1,100,000        1,029,187
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(2)                                225,000          201,938
Series 1997-RR, Cl. E, 7.762%, 4/30/39(2)(6)                             400,000          362,500
Series 1997-RR, Cl. F, 7.762%, 4/30/39(2)                                400,000          290,500
-------------------------------------------------------------------------------------------------
NationsCommercial Corp., NB Commercial Mtg. Pass-Through
Certificates, Series-DMC, Cl. B, 8.562%, 8/12/11(2)                    3,000,000        3,185,625
-------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg
Pass-Through Certificates, Series 1995-2, Cl. A3, 6.50%, 2/25/12          74,000           74,035
-------------------------------------------------------------------------------------------------
Potomac Gurnee Financial Corp., Commercial Mtg
Pass-Through Certificates, Series 1, Cl. D, 7.68%, 12/21/26(2)         1,500,000        1,504,688
-------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1994-C1, Cl. C, 8%, 6/25/26                                     1,500,000        1,505,391
Series 1995-C1, Cl. D, 6.90%, 2/25/27                                  2,500,000        2,484,961
-------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1, Cl. E,
9.184%, 1/20/06                                                          700,000          715,750
-------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1997-LLI, Cl. D, 7.15%, 4/12/12                   2,500,000        2,495,313
-------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through
Certificates, Series 1996-C3, Cl. D, 8%, 6/25/30(2)                    2,500,000        2,514,063
                                                                                      -----------
                                                                                       39,077,582

-------------------------------------------------------------------------------------------------
MULTI-FAMILY--0.7%
Countrywide Funding Corp., Mtg. Pass-Through
Certificates, Series 1994-10, Cl. A3, 6%, 5/25/09                        250,000          248,358
-------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07(2)`                254,890          211,768
-------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(7)                2,250,000        1,854,492
-------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates, Series 1991-M5, Cl. A, 9%, 3/25/17(2)                       60,453           60,000
                                                                                      -----------
                                                                                        2,374,618
-------------------------------------------------------------------------------------------------
OTHER--0.4%
JHM Mtg. Acceptance Corp., Collateralized Mtg. Obligation
Bonds, Series E, Cl. 5, 8.96%, 4/1/19                                  1,181,467        1,208,783
-------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Interest-Only Stripped
Mtg.-Backed Security, Series 1987-3, Cl. B, 15.68%, 10/23/17(3)           74,645           20,154
-------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Principal-Only Stripped
Mtg.-Backed Security, Series 1987-3, Cl. A, 1.401%, 10/23/17(4)(5)       110,462           95,170
                                                                                        ---------
                                                                                        1,324,107

                           16  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
RESIDENTIAL--3.3%
CS First Boston Mortgage Securities Corp., Mtg.
Pass-Through Certificates:
Series 1997-C1, Cl. E, 7.50%, 3/1/11(2)                               $1,000,000     $    956,875
Series 1997-C1, Cl. F, 7.50%, 6/20/13(2)                                 150,000          116,953
Series 1997-C1, Cl. G, 7.50%, 6/20/14(2)                                 150,000          107,391
Series 1997-C1, Cl. H, 7.50%, 8/20/14(2)                                 105,000           72,056
-------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg.
Pass-Through Certificates:
Series 1997-CHL1, 8.098%, 2/25/11(2)(6)                                  750,000          582,891
Series 1997-CHL1, 8.098%, 5/25/08(2)(6)                                  750,000          644,297
-------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09                                      198,885          189,997
-------------------------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through Certificates,
Series 1997A-1, 7.442%, 1/10/11(6)                                       500,000          531,328
-------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed
Pass-Through Certificates:
Series 1997-QS11, 7%, 10/25/12                                         6,479,342        6,588,681
Series 1997-QS9, Cl. 2, 6.75%, 9/25/27                                   119,763          119,389
-------------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through
Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23                    264,483          272,169
-------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. III Sub. Bonds,
Series 1992-A, Cl. 1A, 8.256%, 3/29/30(6)                                310,291          314,073
-------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII,
Series 1996-B, Cl. 1, 7.132%, 4/25/26(2)                               1,937,218        1,429,910
                                                                                     ------------
                                                                                       11,926,010
                                                                                     ------------
Total Mortgage-Backed Obligations (Cost $154,585,683)                                 155,134,350

=================================================================================================
U.S. GOVERNMENT OBLIGATIONS--3.2%
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                                              200,000          218,313
7.50%, 11/15/16                                                        1,645,000        2,045,969
-------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.50%, 5/31/00                                                         4,500,000        4,553,437
5.625%, 2/15/06                                                          550,000          580,250
5.75%, 8/15/03                                                           325,000          339,320
6.50%, 8/15/05                                                           650,000          714,391
7.50%, 11/15/01(8)(9)                                                  2,625,000        2,821,875
                                                                                      -----------
Total U.S. Government Obligations (Cost $10,811,004)                                   11,273,555

                           17  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--51.8%
AEROSPACE/DEFENSE--2.2%
Amtran, Inc., 9.625% Nts., 12/15/05                                   $  200,000       $  201,000
-------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                                                  125,000          131,875
12.25% Pass-Through Certificates, 12/1/02                              1,950,000        2,106,000
8.01% Nts., 1/2/10                                                     1,000,000        1,007,444
9.375% Sr. Nts., 11/15/06(7)                                           1,000,000        1,025,000
-------------------------------------------------------------------------------------------------
Boeing Co., 7.50% Debs., 8/15/42                                       2,000,000        2,271,774
-------------------------------------------------------------------------------------------------
Rolls-Royce Capital, Inc., 7.125% Gtd. Nts., 7/29/03                   1,000,000        1,046,250
-------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07   100,000          100,500
                                                                                       ----------
                                                                                        7,889,843

-------------------------------------------------------------------------------------------------
CHEMICALS--1.8%
FMC Corp., 8.75% Sr. Nts., 4/1/99                                        250,000          251,379
-------------------------------------------------------------------------------------------------
IMC Global, Inc., 7.625% Bonds, 11/1/05                                5,000,000        5,123,360
-------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20           85,000          115,698
-------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                      492,000          525,210
-------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07              100,000           80,500
-------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                    85,000          108,730
-------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                                                         175,000          178,500
                                                                                        ---------
                                                                                        6,383,377

-------------------------------------------------------------------------------------------------
CONSUMER DURABLES--0.2%
Black & Decker Corp., 6.625% Nts., 11/15/00                              145,000          147,479
-------------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B, 7/15/02        250,000          151,250
-------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(2)               370,000          429,574
                                                                                        ---------
                                                                                          728,303

-------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES--0.3%
Bell Sports, Inc., 11% Sr. Sub. Nts., 8/15/08(7)                         125,000          127,500
-------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., 7% Debs., 3/15/11                               500,000          450,476
-------------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                85,000           94,483
-------------------------------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08            250,000          251,250
-------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Sub. Nts., 7/1/08                  145,000          138,475
                                                                                       ----------
                                                                                        1,062,184

-------------------------------------------------------------------------------------------------
ENERGY--4.0%
Coastal Corp.:
8.125% Sr. Nts., 9/15/02                                                  85,000           91,106
8.75% Sr. Nts., 5/15/99                                                  380,000          383,985
-------------------------------------------------------------------------------------------------
Eastern Energy Ltd., 6.75% Sr. Nts., 12/1/06(7)                        2,000,000        2,104,710


                           18  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENSCO International, Inc.:
6.75% Nts., 11/15/07                                                   $1,000,000     $ 1,019,222
7.20% Debs., 11/15/27                                                   1,000,000       1,015,785
-------------------------------------------------------------------------------------------------
Enterprise Oil plc, 6.70% Sr. Nts., 9/15/07                             1,000,000         995,325
-------------------------------------------------------------------------------------------------
Global Marine, Inc., 7.125% Nts., 9/1/07                                2,000,000       2,032,056
-------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                                                    75,000          67,828
9% Debs., 8/15/99                                                          75,000          75,375
-------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                    100,000         108,135
-------------------------------------------------------------------------------------------------
McDermott, Inc., 9.375% Nts., 3/15/02                                     100,000         106,819
-------------------------------------------------------------------------------------------------
Occidental Petroleum Corp., 11.125% Sr. Debs., 6/1/19                   2,000,000       2,156,442
-------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                         200,000         161,000
-------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08          400,000         406,000
-------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                            75,000          79,910
-------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sr. Sub. Debs., 2/1/06           750,000         705,000
-------------------------------------------------------------------------------------------------
Standard Oil, 9% Gtd. Debs., 6/1/19                                        85,000          85,924
-------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                          300,000         291,000
-------------------------------------------------------------------------------------------------
Talisman Energy, Inc., 7.25% Debs., 10/15/27                              500,000         482,251
-------------------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                        1,500,000       1,923,855
-------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06       100,000         102,899
                                                                                       ----------
                                                                                       14,394,627

-------------------------------------------------------------------------------------------------
FINANCIAL--11.9%
Aetna Services, Inc., 8% Debs., 1/15/17                                  697,000          718,877
-------------------------------------------------------------------------------------------------
Allmerica Capital I, 8.207% Debs., 2/3/27                              2,000,000        2,241,142
-------------------------------------------------------------------------------------------------
American General Institutional Capital B, 8.125% Bonds,
Series B, 3/15/46(7)                                                      75,000           86,572
-------------------------------------------------------------------------------------------------
Associates Corp. of North America, 7.40% Medium-Term Nts., 7/7/99        300,000          303,149
-------------------------------------------------------------------------------------------------
BankAmerica Corp. (New), 8.50% Exchangeable Sub. Capital
Nts., 3/1/99 (exchangeable for common, perpetual preferred
stock or other capital securities)                                        60,000           60,230
-------------------------------------------------------------------------------------------------
BHP Finance (USA) Ltd., 8.50% Gtd. Debs., 12/1/12                      1,500,000        1,829,280
-------------------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                          50,000           49,212
-------------------------------------------------------------------------------------------------
CB Richard Ellis Services, Inc., 8.875% Sr. Unsec. Sub. Nts., 6/1/06     250,000          246,250
-------------------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01              60,000           59,616
-------------------------------------------------------------------------------------------------
Citicorp Capital I, 7.933% Gtd. Bonds, 2/15/27                         1,000,000        1,096,786
-------------------------------------------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01                                        90,000           90,268
-------------------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                        145,000          145,161
-------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                        100,000           95,931
-------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Medium-Term
Nts., Series D, 3/1/01                                                    90,000           90,374
-------------------------------------------------------------------------------------------------
Farmers Exchange Capital, 7.05% Trust Surplus Nts., 7/15/28(7)         2,000,000        2,018,508


                           19  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01              $  145,000      $   159,017
-------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.75% Nts., 8/15/08                             1,000,000        1,064,037
-------------------------------------------------------------------------------------------------
Franchise Finance Corp. of America, 8.25% Sr. Unsec. Nts., 10/30/03    3,950,000        4,017,450
-------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01                    175,000          175,625
-------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                        145,000          146,924
-------------------------------------------------------------------------------------------------
Lehman Brothers, Inc., 6.625% Sr. Sub. Nts., 2/15/08                   1,000,000        1,000,076
-------------------------------------------------------------------------------------------------
Liberty Mutual Insurance Co., 7.697% Unsec. Nts., 10/15/2097(7)        1,000,000        1,009,920
-------------------------------------------------------------------------------------------------
Long Island Savings Bank, 6.20% Nts., 4/2/01                           1,000,000        1,009,648
-------------------------------------------------------------------------------------------------
Lumbermens Mutual Casualty Co., 8.30% Surplus Nts., 12/1/37(7)         2,000,000        2,242,676
-------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
6.50% Nts., 4/1/01                                                       150,000          152,784
6.875% Nts., 11/15/18                                                  3,300,000        3,444,289
6.875% Nts., 3/1/03                                                      750,000          781,622
-------------------------------------------------------------------------------------------------
Metropolitan Life Insurance Co., 6.30% Nts., 11/1/03(7)                1,000,000        1,005,652
-------------------------------------------------------------------------------------------------
National Westminster Bank plc, 9.375% Gtd. Capital Nts., 11/15/03         70,000           80,300
-------------------------------------------------------------------------------------------------
NationsBank Corp., 10.20% Sub. Nts., 7/15/15                           1,300,000        1,761,717
-------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27                      300,000          241,500
-------------------------------------------------------------------------------------------------
Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                   1,825,000        1,841,642
-------------------------------------------------------------------------------------------------
Rank Group Finance plc, 6.75% Gtd. Nts., 11/30/04                      1,000,000        1,006,178
-------------------------------------------------------------------------------------------------
Royal Bank of Scotland Group (The) plc, 10.125% Gtd.
Sub. Capital Nts., 3/1/04                                                500,000          593,841
-------------------------------------------------------------------------------------------------
Ryder System, Inc., 8.75% Debs., Series J, 3/15/17                     1,447,000        1,508,419
-------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 6.25% Bonds, 1/15/05              2,000,000        2,024,712
-------------------------------------------------------------------------------------------------
Salomon, Inc., 7.30% Nts., 5/15/02                                     1,000,000        1,044,339
-------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts.,
Series B, 4/1/08                                                         400,000          374,000
-------------------------------------------------------------------------------------------------
Source One Mortgage Services Corp., 9% Debs., 6/1/12                   1,250,000        1,258,395
-------------------------------------------------------------------------------------------------
Travelers Group, Inc.:
6.875% Debs., 2/15/2098                                                1,000,000        1,018,395
7.25% Sr. Unsec. Nts., 5/1/01                                          1,700,000        1,758,788
-------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01                   145,000          148,489
-------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                        135,000          135,000
-------------------------------------------------------------------------------------------------
Washington Mutual Capital I, 8.375% Sub. Capital
Income Nts., 6/1/27                                                    2,000,000        2,209,340
                                                                                       ----------
                                                                                       42,346,131

-------------------------------------------------------------------------------------------------
FOOD & DRUG--0.0%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                160,000          167,600
-------------------------------------------------------------------------------------------------
FOOD/TOBACCO--0.8%
B.A.T. Capital Corp., 6.66% Medium-Term Nts., 3/22/00(7)                 250,000          254,405
-------------------------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc., 6.95% Debs., 11/15/26                     2,000,000        2,134,210
-------------------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                        150,000          151,459

                           20  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
FOOD/TOBACCO (CONTINUED)
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10                  $  100,000       $  102,500
-------------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08             250,000          252,500
                                                                                        ---------
                                                                                        2,895,074

-------------------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS--0.2%
Mail-Well I Corp., 8.75% Sr. Sub. Nts., 12/15/08(7)                      200,000          201,000
-------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07           200,000          199,000
-------------------------------------------------------------------------------------------------
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                250,000          257,500
                                                                                        ---------
                                                                                          657,500

-------------------------------------------------------------------------------------------------
GAMING/LEISURE--2.4%
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                          150,000          147,000
-------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03  235,000          266,725
-------------------------------------------------------------------------------------------------
Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06                200,000          200,000
-------------------------------------------------------------------------------------------------
Hilton Hotels Corp.:
7.375% Nts., 6/1/02                                                       75,000           75,622
7.95% Sr. Nts., 4/15/07                                                1,000,000        1,037,716
-------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                  900,000          904,500
-------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                      100,000          103,750
-------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                 250,000          257,500
-------------------------------------------------------------------------------------------------
Marriott International, Inc., 6.875% Nts., 11/15/05(7)                 4,500,000        4,522,433
-------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50%
Sr. Sec. Nts., Series B, 11/15/02                                        310,000          373,550
-------------------------------------------------------------------------------------------------
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 12/15/05(7)        150,000          150,938
-------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
10.625% Sr. Sub. Nts., 7/15/05                                           100,000          109,500
9.50% Sr. Sub. Nts., 4/15/07                                              50,000           55,500
-------------------------------------------------------------------------------------------------
Station Casinos, Inc.:
8.875% Sr. Sub. Nts., 12/1/08(7)                                         100,000          102,000
9.75% Sr. Sub. Nts., 4/15/07                                             150,000          157,500
                                                                                        ---------
                                                                                        8,464,234

-------------------------------------------------------------------------------------------------
HEALTHCARE--0.6%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                      160,000          158,855
-------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08             150,000          148,500
-------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp., 9.50% Sr. Sub. Nts., 4/1/01                           500,000          515,000
-------------------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(7)                    140,000          142,100
-------------------------------------------------------------------------------------------------
Imcera Group, Inc., 6% Nts., 10/15/03                                    500,000          512,520
-------------------------------------------------------------------------------------------------
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07            20,000           19,100
-------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., 11% Sr. Nts., 5/15/05(7)                      350,000          330,750
-------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07                  205,000          167,075
                                                                                        ---------
                                                                                        1,993,900


                           21  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
HOUSING--1.6%
American Standard Cos., Inc., 10.875% Sr. Nts., 5/15/99               $   70,000       $   70,350
-------------------------------------------------------------------------------------------------
Building Materials Corp. of America, 8% Sr. Nts., 12/1/08(7)             200,000          200,500
-------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                 75,000           75,634
-------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr. Nts., 3/1/04                            50,000           53,000
-------------------------------------------------------------------------------------------------
Nationwide Health Properties, Inc., 7.60% Nts., Series C, 11/20/28     3,450,000        3,467,250
-------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Nts., Series B, 9/1/07                                        250,000          258,750
9.25% Sr. Nts., Series B, 3/15/07                                        250,000          257,500
-------------------------------------------------------------------------------------------------
Trizec Hahn Corp., 7.95% Sr. Unsec. Debs., 6/1/07CAD                   2,000,000        1,334,195
                                                                                        ---------
                                                                                        5,717,179

-------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--2.1%
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                     200,000          191,000
-------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                               250,000          251,250
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.75% Debs., 5/21/07                   1,000,000        1,216,122
-------------------------------------------------------------------------------------------------
Motorola, Inc., 6.50% Unsec. Debs., 11/15/28                           5,000,000        5,092,985
-------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                  300,000          349,500
-------------------------------------------------------------------------------------------------
WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(11)     400,000          220,000
                                                                                        ---------
                                                                                        7,320,857

-------------------------------------------------------------------------------------------------
MANUFACTURING--1.2%
Caterpillar, Inc., 9.75% Debs., 6/1/19                                 1,750,000        1,861,003
-------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                         500,000          523,750
-------------------------------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08                         200,000          181,000
-------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07       325,000          310,375
-------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                            150,000          149,250
-------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts.,
Series B, 6/15/07                                                        200,000          195,000
-------------------------------------------------------------------------------------------------
Westinghouse Electric Corp., 8.375% Nts., 6/15/02                      1,000,000        1,065,219
                                                                                        ---------
                                                                                        4,285,597

-------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: BROADCASTING--1.4%
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07         175,000          182,000
-------------------------------------------------------------------------------------------------
Chancellor Media Corp.:
8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                          1,200,000        1,236,000
9% Sr. Sub. Nts., 10/1/08(7)                                             800,000          848,000
-------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.625% Nts., 6/15/08               2,000,000        2,030,552
-------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                            300,000          306,000
Series B, 1/15/06                                                        400,000          406,000
                                                                                        ---------
                                                                                        5,008,552


                           22  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: CABLE/WIRELESS VIDEO--0.7%
Adelphia Communications Corp., 9.25% Sr. Nts., 10/1/02                $  150,000       $  159,000
-------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                     500,000          492,800
-------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(11)     250,000          257,500
-------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Sr. Sec. Nts., 7/1/02                         200,000          231,000
-------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                          1,125,000        1,224,896
                                                                                        ---------
                                                                                        2,365,196

-------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: DIVERSIFIED MEDIA--0.2%
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07                  100,000           74,250
-------------------------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05                                     400,000          406,000
-------------------------------------------------------------------------------------------------
SFX Entertainment, Inc.:
9.125% Sr. Sub. Nts., 12/1/08(7)                                         150,000          150,938
9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08                            125,000          124,375
                                                                                         --------
                                                                                          755,563

-------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--1.6%
COLT Telecom Group plc, Units (each unit consists of $1,000
principal amount of 0%/12% sr. disc. nts., 12/15/06 and one
warrant to purchase 7.8 common shares)(11)(12)                           350,000          295,750
-------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                            100,000           96,000
-------------------------------------------------------------------------------------------------
Focal Communications Corp., 0%/12.125% Sr.
Unsec. Disc. Nts., 2/15/08(11)                                           160,000           85,600
-------------------------------------------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts., 5/1/05                                200,000          165,000
-------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv.
Sr. Sub. Disc. Nts., 12/15/05(7)(11)                                     100,000           79,375
-------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.60% Sr. Unsec. Nts.,
Series B, 6/1/08                                                         450,000          429,750
-------------------------------------------------------------------------------------------------
Long Distance International, Inc., 12.25% Sr. Nts., 4/15/08(7)           150,000          125,250
-------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
0%/9.45% Sr. Disc. Unsec. Nts., 4/15/08(11)                              230,000          132,250
9.625% Sr. Nts., 10/1/07                                                 900,000          864,000
-------------------------------------------------------------------------------------------------
NTL, Inc.:
10% Sr. Nts., Series B, 2/15/07                                          100,000          103,000
11.50% Sr. Nts., 10/1/08(7)                                              250,000          274,375
-------------------------------------------------------------------------------------------------
PSINet, Inc.:
10% Sr. Unsec. Nts., Series B, 2/15/05                                   350,000          348,250
11.50% Sr. Nts., 11/1/08(7)                                              500,000          526,250
-------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.:
0%/8.29% Sr. Unsec. Disc. Nts., Series B, 2/1/08(11)                     400,000          304,000
0%/9.47% Sr. Disc. Nts., 10/15/07(11)                                    340,000          264,350
-------------------------------------------------------------------------------------------------
TCI Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/06              1,400,000        1,505,517
-------------------------------------------------------------------------------------------------
Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08                              200,000          205,500
                                                                                        ---------
                                                                                        5,804,217

                           23  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS--1.4%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07(7)                 $  100,000       $  100,500
-------------------------------------------------------------------------------------------------
Cellular Communications International, Inc., 0%/9.50%
Bonds, 4/1/05(11)XEU                                                     600,000          595,347
-------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(10)           25,000               --
-------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/10.65% Sr. Disc. Nts., 9/15/07(11)        30,000           19,275
-------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.625% Sr. Nts., 8/15/06                                70,000           49,000
-------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(11)       200,000          126,000
-------------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(11)       200,000          117,500
-------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc., 9.125% Sr. Sec. Nts.,
 12/15/06(7)                                                             500,000          507,500
-------------------------------------------------------------------------------------------------
Real Time Data, Inc., Units (each unit consists of $1,000
principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and
one warrant to purchase six common shares)(7)(11)(12)                  1,000,000          465,000
-------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08            500,000          503,750
-------------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(11)       800,000          464,000
-------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(7)(11)        300,000          151,500
-------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance
Corp., 0%/12.50% Sr. Disc. Nts., 8/15/06(11)                           2,000,000        1,810,000
-------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II, 9.50% Sr. Nts., 2/1/04               100,000           90,500
                                                                                        ---------
                                                                                        4,999,872

-------------------------------------------------------------------------------------------------
METALS/MINERALS--0.2%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                 90,000           94,050
-------------------------------------------------------------------------------------------------
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                               165,000          176,355
-------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08        250,000          253,125
-------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08     175,000          165,375
-------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07     200,000          192,000
                                                                                        ---------
                                                                                          880,905

-------------------------------------------------------------------------------------------------
RETAIL--1.4%
Boyds Collection Ltd., 9% Sr. Sub. Nts., 5/15/08(7)                      650,000          666,250
-------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 9.125% Sr. Sub. Nts., 5/1/08(7)       150,000          143,250
-------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                               100,000           88,500
-------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                       200,000          185,000
-------------------------------------------------------------------------------------------------
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08(7)           400,000          398,000
-------------------------------------------------------------------------------------------------
May Department Stores Cos., 10.625% Debs., 11/1/10                       405,000          567,239
-------------------------------------------------------------------------------------------------
Neiman Marcus Group, Inc., 6.65% Sr. Nts., 6/1/08                      2,000,000        2,009,992
-------------------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                        120,000          129,181
-------------------------------------------------------------------------------------------------
Sears Canada, Inc., 11.70% Debs., 7/10/00CAD                             500,000          356,461
-------------------------------------------------------------------------------------------------
Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                     300,000          301,628
                                                                                        ---------
                                                                                        4,845,501


                           24  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
SERVICE--4.0%
Allied Waste North America, Inc., 7.875% Sr. Nts., 1/1/09(7)          $  165,000      $   167,888
-------------------------------------------------------------------------------------------------
Archer Daniels Midland Co., 7.125% Debs., 3/1/13                         750,000          849,599
-------------------------------------------------------------------------------------------------
Arvin Industries, Inc., 6.75% Nts., 3/15/08                              500,000          517,127
-------------------------------------------------------------------------------------------------
Cendant Corp., 7.75% Sr. Unsec. Nts., 12/1/03                          5,000,000        5,115,075
-------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.:
9% Sr. Sub. Nts., 2/1/08(7)                                               50,000           50,250
9% Sr. Unsec. Sub. Nts., 2/1/08                                          275,000          276,375
-------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25% Sr. Sub. Nts., 8/15/08(7)        150,000          153,000
-------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                            400,000          422,000
9.625% Sr. Sub. Nts., 12/1/06                                            150,000          161,250
-------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                      75,000           79,153
-------------------------------------------------------------------------------------------------
Tyco International Group SA, 5.875% Nts., 11/1/04(7)                   6,500,000        6,469,366
-------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/0            680,000           79,273
                                                                                       ----------
                                                                                       14,340,356

-------------------------------------------------------------------------------------------------
TRANSPORTATION--6.0%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07      100,000           86,500
-------------------------------------------------------------------------------------------------
Canadian Pacific Ltd., 9.45% Debs., 8/1/21                             1,000,000        1,285,440
-------------------------------------------------------------------------------------------------
Chrysler Corp., 7.40% Debs., 8/1/2097                                  3,000,000        3,393,558
-------------------------------------------------------------------------------------------------
Coach USA, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07                   40,000           41,000
-------------------------------------------------------------------------------------------------
CSX Corp.:
6.80% Fixed Nts., 12/1/28                                              1,300,000        1,298,944
7.05% Debs., 5/1/02                                                       85,000           88,813
7.25% Sr. Unsec. Debs., 5/1/27                                         2,410,000        2,572,740
-------------------------------------------------------------------------------------------------
Ford Motor Co., 8.875% Debs., 11/15/22                                 2,000,000        2,259,324
-------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06             200,000          223,000
-------------------------------------------------------------------------------------------------
Johnson Controls, Inc., 7.70% Debs., 3/1/15                              500,000          574,979
-------------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc., 6.625% Nts., 3/1/05               750,000          777,202
-------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07              200,000          188,000
-------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(7)                         400,000          354,000
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(7)(12)        100,000           90,500
-------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                               75,000           82,769
-------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07           200,000          208,000
-------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04               250,000          211,250
-------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
Sr. Disc. Nts., Series B, 12/15/03(11)                                 1,100,000        1,061,500


                           25  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
-------------------------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
Union Pacific Corp.:
6.39% Medium-Term Nts., Series E, 11/1/04                             $6,400,000     $  6,475,187
7% Nts., 6/15/00                                                         150,000          152,883
9.65% Nts., 4/17/00                                                      100,000          104,575
                                                                                       ----------
                                                                                       21,530,164

-------------------------------------------------------------------------------------------------
UTILITY--5.6%
AES Corp., 8% Sr. Nts., 12/31/08                                       3,400,000        3,367,938
-------------------------------------------------------------------------------------------------
Ameritech Capital Funding Corp., 5.65% Unsec. Nts., 1/15/01              100,000          101,227
-------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                  300,000          315,375
-------------------------------------------------------------------------------------------------
Calpine Corp., 8.75% Sr. Nts., 7/15/07                                   185,000          187,775
-------------------------------------------------------------------------------------------------
Cincinnati Bell Telephone Co., 6.30% Sr. Unsec. Bonds, 12/1/28           500,000          502,862
-------------------------------------------------------------------------------------------------
Laclede Gas Co., 8.50% First Mtg. Bonds, 11/15/04                        500,000          568,165
-------------------------------------------------------------------------------------------------
Long Island Lighting Co., 8.20% Debs., 3/15/23                         1,700,000        1,841,280
-------------------------------------------------------------------------------------------------
National Fuel Gas Co., 7.75% Debs., 2/1/04                               500,000          546,822
-------------------------------------------------------------------------------------------------
New York Telephone Co., 9.375% Debs., 7/15/31                          2,500,000        2,834,295
-------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp.:
0%/8.50% Sr. Unsec. Nts., Series H, 7/1/10(11)                         3,000,000        2,338,164
7.75% Sr. Unsec. Nts., Series G, 10/1/08                               2,000,000        2,197,676
-------------------------------------------------------------------------------------------------
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                220,000          223,439
-------------------------------------------------------------------------------------------------
Public Service Co. of Colorado, 8.75% First Mtg. Bonds, 3/1/22           250,000          275,580
-------------------------------------------------------------------------------------------------
South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06                500,000          601,390
-------------------------------------------------------------------------------------------------
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28                 3,400,000        3,541,916
-------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                          100,000          106,743
-------------------------------------------------------------------------------------------------
Texas Gas Transmission Corp., 8.625% Nts., 4/1/04                        500,000          565,720
                                                                                      -----------
                                                                                       20,116,367
                                                                                      -----------
Total Corporate Bonds and Notes (Cost $180,297,085)                                   184,953,099

                                                                        SHARES
=================================================================================================
PREFERRED STOCKS--2.2%
-------------------------------------------------------------------------------------------------
Allstate Financing I, 7.95% Gtd. Quarterly Income Preferred
Securities, Series A                                                      80,000        2,080,000
-------------------------------------------------------------------------------------------------
Centaur Funding Corp., 9.08%, Cum. Preferred
Shares, 4/21/20(2)(13)                                                     3,400        3,563,625
-------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg.                    13,000          182,000


                           26  Oppenheimer Bond Fund

                                                                                  MARKET VALUE
                                                                        SHARES    SEE NOTE 1
=================================================================================================
PREFERRED STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable, Series B, Non-Vtg.(14)                                         115       $  133,687
-------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Cum. Exchangeable, Vtg.(14)             2,171          115,606
-------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., Jr. Cv. Preferred Stock(13)              2,530            4,428
-------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc./Capstar Broadcasting Corp., 12.625% Cum.,
Series E, Non-Vtg.(14)                                                       213           25,773
-------------------------------------------------------------------------------------------------
United Dominion Realty Trust, Inc., 8.50% Unsec.
Unsub. Preferred Nts.                                                     65,000        1,681,875
-------------------------------------------------------------------------------------------------
Viatel, Inc., 10% Cv., Series A(14)                                           99           10,915
                                                                                        ---------
Total Preferred Stocks (Cost $7,611,584)                                                7,797,909

=================================================================================================
COMMON STOCKS--0.0%
-------------------------------------------------------------------------------------------------
Optel, Inc. (13) (Cost $0)                                                   100               --


                                                                        UNITS
=================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/07 (2)                                 50            7,445
-------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/01(2)                      333               93
-------------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/05                                300            7,241
-------------------------------------------------------------------------------------------------
Globix Corp. Wts., Exp. 5/05 (2)                                             200            2,000
-------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/03(7)                                                               2,621               26
Exp. 9/04(2)                                                               2,800            3,150
-------------------------------------------------------------------------------------------------
Intermedia Communications, Inc. Wts., Exp. 6/00(2)                            50            3,052
-------------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., 4/08(2)                              150              375
-------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(2)                                258           12,321
-------------------------------------------------------------------------------------------------
Signature Brands, Inc. Wts., Exp. 12/49(2)                                    50            1,006
-------------------------------------------------------------------------------------------------
WAM!NET, Inc. Wts., Exp. 3/05(2)                                           1,200            9,600
-------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(2)                                1,980           27,137
-------------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts., Exp. 1/07(2)                               200            2,500
                                                                                         --------
Total Rights, Warrants and Certificates (Cost $3,971)                                      75,946


                           27  Oppenheimer Bond Fund

                                                                     FACE         MARKET VALUE
                                                                     AMOUNT(1)    SEE NOTE 1
=================================================================================================
STRUCTURED INSTRUMENTS--1.0%
-------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch),
Lehman High Yield Index Nts., 8.50%, 3/8/99                           $1,100,000     $  1,036,750
-------------------------------------------------------------------------------------------------
Bear Stearns High Yield Composite Index Linked Nts.:
8.50%, 4/9/99                                                          1,000,000          929,380
9%, 2/16/99                                                              900,000          828,594
-------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 6.97%, 4/28/02
(representing a basket of reference loans and a total return
swap between Chase Manhattan Bank and the Trust)(2)(6)                   750,000          672,606
                                                                                        ---------
Total Structured Instruments (Cost $3,750,000)                                          3,467,330

=================================================================================================
REPURCHASE AGREEMENTS--4.0%
-------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,
4.75%, dated 12/31/98, to be repurchased at $14,407,600 on
1/4/99, collateralized by U.S. Treasury Nts., 4%-8.875%, 2/15/99-
7/15/06, with a value of $14,693,818 (Cost $14,400,000)                4,400,000       14,400,000
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $374,024,883)                            106.4%     379,340,635
-------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                       (6.4)     (22,814,936)
                                                                          -------    -------------
NET ASSETS                                                                 100.0%    $356,525,699
                                                                         ========    ============

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

CAD--Canadian Dollar

XEU--European Currency Units

2.Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. When-issued security to be delivered and settled after December 31, 1998.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

                           28  Oppenheimer Bond Fund

--------------------------------------------------------------------------------
6. Represents the current interest rate for a variable rate security.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $29,100,374 or 8.16% of the Fund's net assets as of December 31, 1998.

8. Securities with an aggregate market value of $537,500 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

9. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

10. Non-income producing--issuer is in default.

11.Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

13. Non-income producing security.

14. Interest or dividend is paid-in-kind.

See accompanying Notes to Financial Statements.

                           29  Oppenheimer Bond Fund

STATEMENT OF ASSETS AND LIABILITIES December 31, 1998

=========================================================================================================
ASSETS
Investments, at value (cost $374,024,883)--see accompanying statement                        $379,340,635
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                      4,015,982
Shares of beneficial interest sold                                                                758,617

Other                                                                                               6,524
                                                                                              -----------
Total assets                                                                                  384,121,758

=========================================================================================================
LIABILITIES
Bank overdraft                                                                                     30,118
---------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency exchange contracts--Note 5                     11,075
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis--Note 1                                           24,995,035
Shares of beneficial interest redeemed                                                          1,703,153
Dividends                                                                                         480,664
Distribution and service plan fees                                                                215,295
Transfer and shareholder servicing agent fees                                                      35,804
Daily variation on futures contracts--Note 6                                                       20,515
Other                                                                                             104,400
                                                                                               ----------
Total liabilities                                                                              27,596,059

=========================================================================================================
NET ASSETS                                                                                   $356,525,699
                                                                                             ============

=========================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                              $353,474,626
---------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                              (4,077)
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                                 (2,327,236)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                        5,382,386
                                                                                             ------------
Net assets                                                                                   $356,525,699
                                                                                             ============

                           30  Oppenheimer Bond Fund

=========================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$246,668,278 and 22,711,225 shares of beneficial interest outstanding)                             $10.86
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                        $11.40

---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $88,060,713 and
8,111,764 shares of beneficial interest outstanding)                                               $10.86

---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,795,709 and
2,005,876 shares of beneficial interest outstanding)                                               $10.87

---------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $999 and 92 shares of beneficial interest outstanding)                               $10.86


See accompanying Notes to Financial Statements.

                           31  Oppenheimer Bond Fund

STATEMENT OF OPERATIONS For the Year Ended December 31, 1998

=========================================================================================================
INVESTMENT INCOME
Interest                                                                                      $22,500,912
---------------------------------------------------------------------------------------------------------
Dividends                                                                                         313,421
                                                                                               ----------
Total income                                                                                   22,814,333

=========================================================================================================
EXPENSES
Management fees--Note 4                                                                         2,199,637
---------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                           538,337
Class B                                                                                           642,192
Class C                                                                                           151,634
---------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                             464,206
---------------------------------------------------------------------------------------------------------
Shareholder reports                                                                               134,503
---------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                        19,103
---------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                        16,323
---------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                         7,223
---------------------------------------------------------------------------------------------------------
Other                                                                                              49,286
                                                                                                ---------
Total expenses                                                                                  4,222,444

=========================================================================================================
NET INVESTMENT INCOME                                                                          18,591,889

=========================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                     1,492,426
Closing of futures contracts--Note 6                                                           (1,250,774)
Foreign currency transactions                                                                      72,639
                                                                                               ----------
Net realized gain                                                                                 314,291

---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                   (3,003,865)
Translation of assets and liabilities denominated in foreign currencies                          (72,467)
                                                                                              -----------
Net change                                                                                    (3,076,332)

                                                                                              -----------
Net realized and unrealized loss                                                              (2,762,041)

=========================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $15,829,848
                                                                                              ===========


See accompanying Notes to Financial Statements.


                           32  Oppenheimer Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED DECEMBER 31,
                                                                       1998              1997
=========================================================================================================
OPERATIONS
Net investment income                                               $ 18,591,889     $ 16,543,377
---------------------------------------------------------------------------------------------------------
Net realized gain                                                        314,291        2,197,371
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                (3,076,332)        3,665,014
                                                                     -----------       ----------
Net increase in net assets resulting from operations                  15,829,848       22,405,762

=========================================================================================================
DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                             (14,076,402)     (13,459,796)
Class B                                                              (3,655,574)      (2,655,088)
Class C                                                                (859,704)        (389,245)
Class Y                                                                     (47)             ---

=========================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                               57,901,460       (7,491,024)
Class B                                                               40,449,784        8,379,500
Class C                                                               12,786,693        4,696,745
Class Y                                                                      999               --

=========================================================================================================
NET ASSETS
Total increase                                                       108,377,057       11,486,854
---------------------------------------------------------------------------------------------------------
Beginning of period                                                  248,148,642      236,661,788
                                                                     -----------      -----------
End of period [including undistributed (overdistributed) net
investment income of $(4,077) and $6,579, respectively]             $356,525,699     $248,148,642
                                                                    ============     ============

See accompanying Notes to Financial Statements.

                           33  Oppenheimer Bond Fund

FINANCIAL HIGHLIGHTS


                                           CLASS A
                                           --------------------------------------------------

                                           YEAR ENDED DECEMBER 31,
                                           1998       1997       1996       1995      1994
=============================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period       $10.97     $10.70     $10.98     $10.01    $11.12
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                         .71        .77        .78        .69       .65
Net realized and
unrealized gain (loss)                       (.11)       .27       (.28)       .96     (1.08)
                                           --------  --------   --------  --------   --------
Total income (loss) from
investment operations                         .60       1.04        .50       1.65      (.43)

----------------------------------------------------------------------------------------------
Dividends and distributions to
 shareholders:
Dividends from net
investment income                            (.71)      (.77)      (.75)      (.68)     (.65)
Dividends in excess of net
investment income                              --         --         --         --      (.03)
Tax return of capital                          --         --       (.03)        --        --
                                           --------  --------   --------  --------   --------
Total dividends and distributions
to shareholders                              (.71)      (.77)      (.78)      (.68)     (.68)
----------------------------------------------------------------------------------------------
Net asset value, end of period             $10.86     $10.97     $10.70     $10.98    $10.01
                                          ========   ========   ========  ========   ========

==============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)          5.61%     10.13%      4.87%     16.94%    (3.87)%

==============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                           $246,668   $190,706   $193,515   $169,059  $ 96,640
----------------------------------------------------------------------------------------------
Average net assets (in thousands)        $217,944   $187,458   $178,130   $116,940  $102,168
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        6.46%      7.20%      7.35%      6.47%     6.25%
Expenses, before voluntary
reimbursement by the Manager                 1.22%      1.27%      1.30%      1.27%     1.06%
Expenses, net of voluntary
reimbursement by the Manager                 N/A        N/A        N/A        1.26%     N/A
----------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                   67.3%      50.5%      53.7%     175.4%     70.3%


1. For the period from April 27, 1998 (inception of offering), to December 31, 1998.

2. For the period from July 11, 1995 (inception of offering), to December 31, 1995.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                           34  Oppenheimer Bond Fund


CLASS B                                              CLASS C                                    CLASS Y
-------------------------------------------------    --------------------------------------     ---------
                                                                                                PERIOD
YEAR ENDED DECEMBER 31,                              YEAR ENDED DECEMBER 31,                    ENDED DEC. 31,
1998       1997       1996      1995        1994     1998       1997       1996      1995(2)    1998(1)
=============================================================================================================
 $10.97     $10.69     $10.98     $10.01   $11.11     $10.98     $10.70    $10.99     $10.89         $10.88
-------------------------------------------------------------------------------------------------------------

    .62        .69        .70        .63      .58        .62        .69       .70        .28            .49

   (.10)       .28       (.29)       .94    (1.08)      (.10)       .28      (.29)       .10           (.02)
 ---------  --------   ---------  -------- --------  --------   ---------  --------  --------       ---------

    .52        .97        .41       1.57     (.50)       .52        .97       .41        .38            .47

-------------------------------------------------------------------------------------------------------------

   (.63)      (.69)      (.67)      (.60)    (.57)      (.63)      (.69)     (.67)      (.28)          (.49)

      --         --         --         --    (.03)         --         --        --         --             --
      --         --      (.03)         --       --         --         --     (.03)         --             --
 ---------  --------   ---------  -------- --------  --------   ---------  --------  --------       ---------

   (.63)      (.69)      (.70)      (.60)    (.60)      (.63)      (.69)     (.70)      (.28)          (.49)
-------------------------------------------------------------------------------------------------------------

 $10.86     $10.97     $10.69     $10.98   $10.01     $10.87     $10.98    $10.70     $10.99         $10.86
 =======  ========   ========    =======  =======   ========   ========  ========   ========        =======

=============================================================================================================

   4.81%      9.41%      3.99%     16.06%    (4.53)%    4.81%      9.39%     4.00%      3.76%          4.40%

=============================================================================================================

$88,061    $48,255    $38,826    $39,187    $3,451   $21,796     $9,188    $4,322     $3,971             $1
-------------------------------------------------------------------------------------------------------------
$64,330    $41,439    $38,068    $12,823    $2,747   $15,198     $6,134    $3,404     $  979             $1
-------------------------------------------------------------------------------------------------------------

   5.68%      6.42%      6.59%      5.84%     5.53%     5.66%      6.36%     6.60%      6.32%(4)       6.84%(4)

   1.97%      2.02%      2.05%      2.12%     1.78%     1.96%      2.02%     2.05%      2.25%(4)       0.74%(4)

    N/A        N/A        N/A       2.08%      N/A       N/A        N/A       N/A       1.96%(4)        N/A
-------------------------------------------------------------------------------------------------------------
   67.3%      50.5%      53.7%     175.4%     70.3%     67.3%      50.5%     53.7%     175.4%          67.3%


4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998, were $263,925,338 and $208,096,512, respectively. For the period ended December 31, 1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.

                           35  Oppenheimer Bond Fund

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt instruments. The Fund will, under normal market conditions, invest at least 65% of its total assets in a diversified portfolio of investment grade debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                           36  Oppenheimer Bond Fund

================================================================================
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1998, the Fund had entered into outstanding when-issued or forward commitments of $24,995,035.

                  In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                  The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                           37  Oppenheimer Bond Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of December 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of $6,236,000, which expires between 2002 and 2004.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B, Class C, and Class Y shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                  The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $166,931, a decrease in undistributed net investment income of $10,818, and a decrease in accumulated net realized loss on investments of $177,749.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           38  Oppenheimer Bond Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                YEAR ENDED DECEMBER 31, 1998(1)   YEAR ENDED DECEMBER 31, 1997
                                --------------------------------  -----------------------------
                                SHARES          AMOUNT            SHARES           AMOUNT
-----------------------------------------------------------------------------------------------
Class A:
Sold                            6,327,132     $ 68,506,645        2,678,397      $ 28,887,221
Dividends reinvested              929,158       10,176,270          831,219         8,947,815
Issued in connection with the
acquisition of Oppenheimer
LifeSpan Income Fund--Note 9    2,792,886       30,889,321               --                --
Redeemed                       (4,721,024)     (51,670,776)      (4,216,384)      (45,326,060)
                               -----------    ------------      -----------      -------------
Net increase (decrease)         5,328,152     $ 57,901,460         (706,768)     $ (7,491,024)
                               ===========    ============      ===========      =============

-----------------------------------------------------------------------------------------------
Class B:
Sold                            5,173,605     $ 56,405,052        1,711,754      $ 18,512,789
Dividends reinvested              235,563        2,578,186          168,332         1,813,048
Issued in connection with the
acquisition of Oppenheimer
LifeSpan Income Fund--Note 9       85,738          947,405               --                --
Redeemed                       (1,783,066)     (19,480,859)      (1,110,660)      (11,946,337)
                               -----------    ------------      -----------       ------------
Net increase                    3,711,840     $ 40,449,784          769,426       $ 8,379,500
                               ===========    ============      ===========       ============

-----------------------------------------------------------------------------------------------
Class C:
Sold                            1,595,718     $ 17,436,546          536,735       $ 5,809,737
Dividends reinvested               58,558          641,296           25,947           280,265
Issued in connection with the
acquisition of Oppenheimer
LifeSpan Income Fund--Note 9        8,740           96,665               --                --
Redeemed                         (494,157)      (5,387,814)        (129,410)       (1,393,257)
                               -----------    ------------      -----------       ------------
Net increase                    1,168,859     $ 12,786,693          433,272       $ 4,696,745
                               ===========    ============      ===========       ============

-----------------------------------------------------------------------------------------------
Class Y:
Sold                                   92     $        999               --       $        --
Dividends reinvested                   --               --               --                --
Redeemed                               --               --               --                --
                                 ---------    -------------     ------------      ------------
Net increase                           92     $       $999               --       $        --
                                 =========    =============     ============      ============


1. For the year ended December 31, 1998, for Class A, Class B, and Class C shares, and for the period from April 27, 1998 (inception of offering) to December 31, 1998 for Class Y shares.

                           39  Oppenheimer Bond Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $5,315,752 was composed of gross appreciation of $10,177,934, and gross depreciation of $4,862,182.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets in excess of $1 billion. The Fund's management fee for the year ended December 31, 1998 was 0.74% of the average annual net assets for Class A, Class B, Class C and Class Y shares.

                  For the year ended December 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $751,085, of which $221,787 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $112,467, $1,420,342 and $117,997, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $93,828 and $3,459, respectively. During the year ended December 31, 1998, OFDI received contingent deferred sales charges of $186,638 and $7,397, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                  OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

                  The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1998, OFDI paid $186,566 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                           40  Oppenheimer Bond Fund

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1998, OFDI paid $7,125 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $541,252 and $118,222, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of December 31, 1998, OFDI had incurred excess distribution and servicing costs of $2,413,027 for Class B and $253,281 for Class C.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                  The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                  Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                  Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                  Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                           41  Oppenheimer Bond Fund

================================================================================
5. FORWARD CONTRACTS(CONTINUED)

As of December 31, 1998, the Fund had outstanding forward contracts as follows:

                              EXPIRATION     CONTRACT       VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION          DATE           AMOUNT (000s)  DECEMBER 31, 1998   DEPRECIATION
---------------------------------------------------------------------------------------------
CONTRACTS TO SELL
------------------
Canadian Dollar (CAD)         3/15/99        2,970 CAD         $1,939,647        $11,075


================================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                  The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                  Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                  Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                  Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                           42  Oppenheimer Bond Fund

================================================================================
As of December 31, 1998, the Fund had outstanding futures contracts as follows:

                                                                                UNREALIZED
                             EXPIRATION     NUMBER OF      VALUATION AS OF      APPRECIATION
CONTRACT DESCRIPTION         DATE           CONTRACTS      DECEMBER 31, 1998    (DEPRECIATION)
---------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
----------------------
U.S. Treasury Nts., 5 yr.      3/99            236          $26,749,125            $71,359
U.S. Treasury Nts., 20 yr.     3/99             77            9,839,156              8,625
                                                                                  --------
                                                                                    79,984
                                                                                  --------
CONTRACTS TO SELL
------------------
U.S. Treasury Nts., 10 yr.     3/99             18            2,144,813             (2,313)
                                                                                   -------
                                                                                   $77,671
                                                                                   =======

================================================================================

7. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $22,178,514, which represents 6.22% of the Fund's net assets.

================================================================================
8.  ACQUISITION OF OPPENHEIMER LIFESPAN INCOME FUND

On June 12, 1998, the Fund acquired all the net assets of Oppenheimer LifeSpan Income Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer LifeSpan Income Fund shareholders on June 9, 1998. The Fund issued (at an exchange ratio of 0.936419 for Class A, 0.940145 for Class B and 0.939042 for Class C of the Fund to one share of Oppenheimer LifeSpan Income Fund) 2,792,886, 85,738 and 8,740 shares of beneficial interest for Class A, Class B, and Class C, respectively, valued at $30,889,321, $947,405 and $96,665, respectively, in exchange for the net assets, resulting in combined Class A net assets of $230,808,283, Class B net assets of $59,193,669 and Class C net assets of $13,957,428 on June 12, 1998. The net assets acquired included net unrealized appreciation of $514,326. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                           43  Oppenheimer Bond Fund

================================================================================
9. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

                  The Fund had no borrowings outstanding during the year ended December 31, 1998.

                           44  Oppenheimer Bond Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Bond Fund as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for the period January 1, 1994, to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 25, 1999


                           45  Oppenheimer Bond Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998 Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                  Dividends paid by the Fund during the fiscal year ended December 31, 1998 which are not designated as capital gain distributions should be multiplied by 1.64% to arrive at the net amount eligible for the corporate dividend-received deduction.

                  The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                           46  Oppenheimer Bond Fund

OPPENHEIMER BOND FUND

A Series of Oppenheimer Integrity Funds

===============================================================================================
OFFICERS AND TRUSTEES      James C. Swain, Chairman and Chief Executive Officer
                           Bridget A. Macaskill, President
                           Robert G. Avis, Trustee
                           William A. Baker, Trustee
                           Charles Conrad, Jr., Trustee
                           Raymond J. Kalinowski, Trustee
                           C. Howard Kast, Trustee
                           Robert M. Kirchner, Trustee
                           Ned M. Steel, Trustee
                           George C. Bowen, Vice President, Treasurer and Assistant Secretary
                           Andrew J. Donohue, Vice President and Secretary
                           David P. Negri, Vice President
                           John S. Kowalik, Vice President
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

-----------------------------------------------------------------------------------------------
INVESTMENT ADVISOR         OppenheimerFunds, Inc.

-----------------------------------------------------------------------------------------------
DISTRIBUTOR                OppenheimerFunds Distributor, Inc.
-----------------------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER   OppenheimerFunds Services
SERVICING AGENT
-----------------------------------------------------------------------------------------------
CUSTODIAN OF               The Bank of New York
PORTFOLIO SECURITIES
-----------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS       Deloitte & Touche LLP
-----------------------------------------------------------------------------------------------
LEGAL COUNSEL              Myer, Swanson, Adams & Wolf, P.C.

                           This is a copy of a report to shareholders of Oppenheimer Bond Fund. This report must be preceded by a Prospectus of Oppenheimer Bond Fund. For material information concerning the Fund, see the Prospectus.
                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                           47  Oppenheimer Bond Fund

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INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

    And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

    When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

    For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

    You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

    So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


[OPPENHEIMERFUNDS LOGO]

RA0285.001.1298  March 1, 1999